UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 23, 2016

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

As previously announced, Corning Natural Gas Holding Corporation (the “Holding Company”) distributed one non-transferable subscription right for each share of common stock owned by a shareholder on April 14, 2016, the record date. Each subscription right entitled the holder to purchase either: (i) one-eighth share of the 6% Series A Cumulative Preferred Stock, par value $0.01 per share, for $25.00 per share (“Series A Cumulative Stock”), or (ii) one-sixth share of the 4.8% Series B Convertible Preferred Stock, par value $0.01 per share, for $20.75 per share, which is convertible in accordance with its terms into one share of common stock, subject to adjustment. Of the 140,000 shares of Series A Cumulative Stock available, 105,303 shares were subscribed and of the 360,000 shares of Series B Convertible Stock available, 244,263 shares were subscribed. Each shareholder exercising over-subscription rights was able to purchase all of the shares of Preferred Stock for which the shareholder subscribed.

The rights, preferences and other terms of the 105,303 shares of Series A Cumulative Stock and the 244,263 shares of Series B Convertible Preferred Stock issued upon consummation of the rights offering are described in the Holding Company’s Prospectus, dated April 15, 2016, forming a portion of its Registration Statement on Form S-1(No. 333-208943) filed with the U.S. Securities and Exchange Commission, The full terms of the Preferred Stock can be found in the Amendments to the Holding Company’s Certificate of Incorporation filed as Exhibits thereto. Those terms are incorporated herein by reference.

Item 8.01     Other Events

The information set forth above under Item 3.03 regarding the completion of the Holding Company’s subscription rights offering, and in the press release attached as an exhibit hereto, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Corning Natural Gas Holding Corporation with respect to the number, designation, relative rights, preferences and limitations of the 6% Series A Cumulative Preferred Stock and the Series B Convertible Preferred Stock filed by the Department of State of the State of New York on January 28, 2016 (incorporated by reference to Exhibit 10.1 of the Holding Company’s Current Report on Form 8-K, dated February 4, 2016, and filed on February 9, 2016).

3.2	Certificate of Amendment of the Certificate of Incorporation of Corning Natural Gas Holding Corporation with respect to the authorized number of shares of the 6% Series A Cumulative Preferred Stock and the Series B Convertible Preferred Stock filed by the Department of State of the State of New York on March 30, 2016 (incorporated by reference to Exhibit 10.1 of the Holding Company’s Current Report on Form 8-K, dated March 30, 2016, and filed on March 31, 2016).

99.1	Press Release, dated June 23, 2016, announcing completion of the Rights Offering (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: June 24, 2016

By: /s/ Michael I. German

Michael I. German

President and Chief Executive Officer

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